EXHIBIT 99

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2003-B
                            POOL PROFILE (12/12/2002)

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                                              -----------------       ---------------------
                                                7/1 POOL                   TOLERANCE
                                              -----------------       ---------------------
AGGREGATE PRINCIPAL BALANCE                       $350,000,000                  (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                             1-Feb-03                         N/A
INTEREST RATE RANGE                              4.375 - 7.375                         N/A
GROSS WAC                                               5.685%               (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE
                                                   OR 37.5 BPS
MASTER SERVICING FEE                                   1.0 BPS ON SECURITIZATION ONLY
WAM (in months)                                            359               (+/- 2 months)

WALTV                                                      64%                (maximum +5%)

CALIFORNIA PERCENT                                         42%                (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                             1%               (maximum  +3%)

AVERAGE LOAN BALANCE                                  $478,440           (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                     $1,000,000         (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                                 16%               (maximum  +5%)

PRIMARY RESIDENCE PERCENT                                  95%                (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                             91%                (minimum -5%)

FULL DOCUMENTATION PERCENT                                 75%                (minimum -5%)

WA FICO                                                    735                (minimum -10)

UNINSURED > 80% LTV PERCENT                                 0%                (maximum +3%)

RELOCATION PERCENT                                          1%                (minimum -5%)

GROSS MARGIN                                            2.750%                (+ / - 5 bps)

GROSS LIFECAP                                          10.685%               (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                                      83             (+ / - 3 months)

INTEREST ONLY PERCENT                                      22%               (maximum  +5%)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.


(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                              WFASC DENOMINATION POLICY


                                                            MINIMUM                   PHYSICAL          BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                      DENOMINATION (1)(4)       CERTIFICATES       CERTIFICATES

CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters,          $25,000                Allowed            Allowed
NAS, Non-complex components (subject to reasonable
prepayment support)


Companion classes for PAC, TAC, Scheduled Classes           $100,000                Allowed            Allowed


Inverse Floater, PO, Subclasses of the Class A that         $100,000                Allowed            Allowed
provide credit protection to the Class A, Complex
multi-component certificates


Notional and Nominal Face IO                                   (2)                  Allowed            Allowed


Leveraged Inverse Floater IO                                   (2)                 Required          Not Allowed


Residual Certificates                                          (3)                 Required          Not Allowed


All other types of Class A Certificates                        (5)                    (5)                (5)





CLASS B (Investment Grade)                                  $100,000                Allowed            Allowed


CLASS B (Non-Investment Grade)                              $250,000               Required          Not Allowed
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---------------------S
(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.